Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2018 (the “Report”), I, James R. McLemore, Chief Executive Officer of the Company, certify that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 18, 2019

/s/ James R. McLemore

James R. McLemore
Chief Executive Officer